Exhibit 10.12.2

                         FIRST AMENDMENT
                               TO
             THE BENEFITS PROTECTION TRUST AGREEMENT
            BY AND BETWEEN UNION CARBIDE CORPORATION
             AND MANUFACTURERS HANOVER TRUST COMPANY


    The Benefits Protection Trust Agreement dated August 1, 1989 between Union Carbide Corporation and Manufacturers Hanover Trust
Company, as Trustee, is hereby amended as follows:

    1. Schedule 2 to the Trust Agreement is hereby amended by adding the Union Carbide Corporation Non-Employee Directors'
Retirement Plan thereto.

    2. The provisions of this First Amendment shall be effective as of October 23, 1991.

                                 UNION CARBIDE CORPORATION


                                 By:    /s/ M.A. Kessinger
                                 Title: Vice President
                                        Human Resources

                                 Date:  October 23, 1991



                                 MANUFACTURERS HANOVER TRUST
                                    COMPANY, AS TRUSTEE


                                 By:    /s/ Geoffrey D. Tripp
                                 Title: Vice President

                                 Date:  October 24, 1991